                              [THEGLOBE.COM LOGO]

                               THEGLOBE.COM, INC.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     CUSIP
                                                                     88335R 10 1

THIS CERTIFIES THAT




IS THE OWNER OF

   FULLY PAID AND NON ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                                COMMON STOCK OF

============================= THEGLOBE.COM, INC. ==========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.
   This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
   WITNESS the facsimile signatures of its duty authorized officers.
Dated:


   CO-CHIEF EXECUTIVE OFFICER,                      CO-CHIEF EXECUTIVE OFFICER,
   CO-PRESIDENT AND SECRETARY                             AND CO-PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common         UNIF GIFT MIN ACT- ______CUSTODIAN _______
TEN ENT- as tenants by the entireties                    (CUST)          (MINOR)
JT TEN- as joint tenants with right                under Uniform Gifts to Minors
      of survivorship and not as tenants                    Act____________
      in common                                                  (State)
    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto
 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

[________________________________________]

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
_______Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
______________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED _________________________

                   _____________________________________________________________
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                  WRITTEN UPON  THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:________________________________________________________
      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                      -2-